Exhibit 99

Direct General Corporation (Nasdaq: DRCT) September 2006

LEGAL DISCLAIMER This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, claims experience, severe weather conditions, cyclical changes in the personal automobile insurance market, the effects of competition in the areas in which we operate, and changes in economic and regulatory conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events including those disclosed in our filings with the Securities and Exchange Com mission.

DIRECT GENERAL CORPORATION [Nasdaq: DRCT] Company Strategy • Founded April 1991 by current Chairman and CEO William C. Adair, Jr. • Control the customer relationship by - Eliminating the independent agent - Selling directly to the customer through neighborhood sales offices • Utilize premium financing as marketing tool by - Providing the lowest down payments in the industry - Offering unique payments that fit our customers needs • Capture all of the revenues traditionally retained by the independent agent Direct General Corporation common stock - [Nasdaq: DRCT] • Initial public offering in August 2003; secondary offering in March 2004 • Shares outstanding 20.4 million • Book Value June 30, 2006 $12.25/share

TRADITIONAL BUSINESS MODEL • Used by most nonstandard auto insurers • Independent Agent - Contractually Controls the Customer Relationship - Determines which Insurance Company will receive the business • Independent Agent captures much of the ancillary revenues • Insurance Company competes largely on - premium rates - commissions paid to independent agent • Insurance Company operates under a largely variable cost distribution structure Independent Agent Independent Agent Auto Insurance Company Auto Insurance Company Life Insurance Company Life Insurance Company Other Insurance Company Other Insurance Company Premium Finance Company Premium Finance Company Premium Finance Company Premium Finance C
ompany Customer

DIRECT GENERAL BUSINESS MODEL • We control the customer relationship • Captures virtually all sources of revenue - Insurance premiums - Premium finance and billing fees - Agency and other fees - Other insurance and non-insurance revenues • Multiple competitive pricing options - Down payment - Unique payment plans - Premium rate • Largely fixed cost distribution through salaried employee agents • Leveraging cost structure by introducing new products - Vehicle protection plan (1998) - Term life insurance (1999) - Direct prepaid Visa card (2004) - Direct Cash Advance (2004) • Historically low expense ratios compared to the industry Customer Agency Premium Finance Company Insurance Company The Direct Difference! We Own it all!

BUSINESS MODEL STRENGTHS - SIGNIFICANT ANCILLARY INCOME Most customers purchase multiple products/services 6 Months 2006 Gross Revenues Non-standard Auto 77% P remium Finance 8% Commission & Service Fee 8% Net Investment Income 3% Other 23% Life - 4%

NEW ANCILLARY PRODUCTS • Direct Prepaid Visa - All customers calling for insurance quotes are advised of the new product offering - Well received by our customers - Over 401,000 cards sold since launch in April 2004 - Gross revenues of approximately $1.5 million in first 6 months of 2006 • Direct Cash Advance - Significant overlap of customers - Increases store traffic and potential customer base - Borrowers in the upper tier of Direct policyholders - Offered in five of our current states - Counter seasonal to our core insurance product

HISTORICAL REVENUE $403.4 $520.4 $590.5 $558.9 $316.2 $306.0 $0 $100 $200 $300 $400 $500 $600 $700 2002 2003 2004 2005 6 Mo 2005 6 Mo 2006 G

ross Revenues Growth Rate 38% 29% 14% (5.4%) (3.2%)

HISTORICAL GROSS LOSS & LAE RATIO 71.8% 74.4% 75.6% 77.0% 76.0% 0% 20% 40% 60% 80% 100% 2002 2003 2004 2005 (*) 6 Mo 2006

 *Includes 1.5 points related to hurricanes Gross Loss and LAE Ratio

EARNINGS $31.0 $43.1 $54.0 $39.0 $16.3 $0 $10 $20 $30 $40 $50 $60 2002 2003 2004 2005 6 Mo 2006 Net Income

INITIATIVES Direct General Model Customer Agency Premium Finance Company Insurance Company • Expand our brand in Texas, Missouri and Virginia ($6.0 billion market opportunity) • Continue to capitalize on our business model - Neighborhood sales offices - Multiple payment plans and attractive down payments - Competitive insurance rates and fee structures - Introduction of additional ancillary products - Introduction of other insurance products • Evaluate and implement alternative distribution channels - Expand our Internet sales capabilities - Allow our customers to purchase policies over the phone • Rural Independent Agent Program - Access to customers not served in current markets - Loss ratios typically lower in rural markets - Introduction in Q4 2006 • Develop a broader multi-media advertising approach - Enhanced quality of ads and more targeted advertising - Expanding TV advertising hours to be in line with call center hours - Expanding efforts at the grass roots level • Enhance automobile pricing sophistication - Develop more tier pricing through use of generalized linear modeling (GLM) - Consider expanded use of credit scoring for both insurance pricing and determination of premium finance down payments • Expand call center hours to correspo nd with advertising

GROWTH OPPORTUNITIES • New state expansion opportunities - Licensed for P&C in 42 states and Life in 44 states - $18 billion* additional market opportunity • Enter Illinois October 2006 • Enter Pennsylvania early 2007 - Organic sales office growth - Agency acquisitions • New product opportunities - Renter’s contents and Homeowner’s / Low Value Dwelling Insurance - Boat, Motorcycle and Personal Watercraft Insurance - Continued exploration of new financial services products • Alternative Distribution Channels - Internet - Phone Sales • Over 4,700 polices sold in first 6 months of 2006 • Total gross written premium of over $4.1 million in first 6 months 2006 *Market size compiled from data provided by A.M. Best Company for year ended December 31, 2004